UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):   May 3, 2005

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

Quarterly Press Release

On May 3, 2005, a press release was issued regarding results of Emerson Electric Co. (EMR) for the second quarter ended March 31, 2005. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While Emerson believes these non-GAAP financial measures are useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies.

Item 7.01   Regulation FD Disclosure.

        The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change. Trailing 3-month average versus prior year.)

	Jan '05	Feb '05	Mar '05
Process Management	+10 to +15	+10 to +15	+10 to +15
Industrial Automation	+10 to +15	+10 to +15	+10 to +15
Network Power	+5	+5 to +10	+15 to +20
Climate Technologies	+5 to +10	+5 to +10	0 to +5
Appliance and Tools	+5	+5	0 to +5
Total Emerson	+5 to +10	+5 to +10	+5 to +10

March 2005 Order Comments:

Orders remained strong as end market dynamics continue to be favorable across the segments. This was led by continued increases in Network Power, while Process Management and Industrial Automation trends also remain solid. Favorable currency exchange rates contributed approximately 2 percentage points of the total +5% to +10% increase.

Process Management experienced strong orders across all parts of the segment, with strong project activity and an upturn in MRO activity. Growth in oil and gas projects has been particularly strong.

Overall orders in Industrial Automation were strong led by continued capital spending and industrial demand in North America.

Network Power orders continue their recovery from the depressed levels of 2 to 3 years ago. The current order trends are driven by strength in the systems business and the inbound power business.

Orders for Climate Technologies were impacted by weak European market demand and excess customer inventory in China.

Appliance and Tools segment orders were led by strength in the storage business and mixed results in the motors, appliance, and tools businesses.

Upcoming Investor Events

Emerson senior management will discuss the Company’s second quarter 2005 results during an investor conference call that will be held on Tuesday, May 3, 2005. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

May 18, 2005 –	Electrical Products Group Conference
Location: Longboat Key, Florida
Time: 10:45 a.m. to 11:25 a.m. EDT
Presenter: David N. Farr, Chairman and Chief Executive Officer
Presentation: Will be posted at the presentation starting time in the Investor Relations area of Emerson's web site at www.gotoemerson.com/financial

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate web site as they occur.

Item 9.01   Financial Statements and Exhibits.

        (c)   Exhibits.

Exhibit Number	Description of Exhibits

99.1	Emerson's May 3, 2005 Press Release announcing its second quarter of Fiscal 2005 results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: May 3, 2005	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson's May 3, 2005 Press Release announcing its second quarter of Fiscal 2005 results.

5